                                                                    Exhibit 10.4

                                    FORM OF
                             LEASE MASTER AGREEMENT
                             ----------------------

     THIS LEASE MASTER AGREEMENT (this "Agreement") is made as of this ____ day of _________, 1996, by and between AMERICAN GENERAL HOSPITALITY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (together with any entity controlled thereby, the "Lessor"), and AGH LEASING, L.P., a Delaware limited partnership (the "Lessee").

                                    RECITALS
                                    --------

          A. The Lessor has acquired interests in the thirteen hotels identified on Exhibit A (the "Initial Hotels"), using the net proceeds from an underwritten initial public offering (the "Public Offering") of the Common Stock, $0.01 par value, of American General Hospitality Corporation, a Maryland corporation ("AGHC").

          B. AGHC has elected to be taxed as a real estate investment trust beginning with the taxable year ending December 31, 1996.

          C. Simultaneously with the execution of this Agreement, Lessor has leased the Initial Hotels to the Lessee pursuant to separate Participating Leases and, hereafter, the Lessor may from time to time lease additional hotels to the Lessee.

          D. The parties hereto desire to enter into this Agreement to set forth certain agreements relating to the matters set forth herein.

                                   AGREEMENTS
                                   ----------

          NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  Certain Definitions.  As used in this Agreement, the following
              -------------------
terms have the meanings set forth in this Section or in the Section indicated. Unless the context otherwise requires, (a) all capitalized terms not otherwise defined herein shall have the meanings set forth in the Participating Leases (as defined in Section 2), (b) references to the singular shall include the plural and vice versa, (c) references to gender shall include all genders, (d) references to designated "Sections" or other subdivisions are references to the designated Sections or other subdivisions of this Agreement, (e) all accounting terms not otherwise defined herein shall have the meanings assigned to them in accordance with GAAP (as defined below) and (f) the words "herein," "hereof," and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section or other subdivision.

          Additional Hotels--shall mean the hotels (if any) other than the Initial Hotels that have been or, as of any pertinent date, are then currently leased by the Lessor to the Lessee pursuant to Participating Leases.

          Affiliate--shall mean (a) any person that, directly or indirectly, controls or is controlled by or is under common control with such person, (b) any other person that owns, beneficially, directly or indirectly, ten percent or more of the outstanding capital stock, shares or equity interests of such person, or (c) any officer, director, employee, partner or trustee of such person or any person controlling, controlled by or under common control with such person (excluding trustees and persons serving in similar capacities who are not otherwise an Affiliate of such person). The term "person" means and includes individuals, corporations, general and limited partnerships, limited liability companies, stock companies or associations, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts, or other legal entities and governments and agencies and political subdivisions thereof. For the purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), as used with respect to any person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, through the ownership of voting securities, partnership interests or other equity interests.

          Agreement--shall have the meaning set forth in the Preamble.

          AGHC--shall have the meaning set forth in the Recitals.

          AGHI--shall mean American General Hospitality, Inc., a Texas corporation.

          Approved Financial Institution--shall mean (i) any U.S. commercial bank which is FDIC insured and has a consolidated net worth, as of any pertinent date under the terms of this Agreement, of not less than $250,000,000 and is otherwise reasonably satisfactory to the Lessor or (ii) any other substantial U.S. financial institution that is satisfactory to the Lessor.

          Beverage Sublease--shall mean those certain Subleases between the Lessee and certain corporations formed by Steven D. Jorns for the purpose of subleasing the areas of certain of the Hotels that sell alcoholic beverages.

          Cash--shall mean cash or other immediately available funds.

          Cash Equivalents--shall mean (i) any debt instrument with a term of up to 12 months that is issued by or backed by the full faith and credit of the United States, (ii) any certificate of deposit with a term of up to 12 months that is issued by an issuer that, on the date of issuance and on each date of any renewal or reissuance thereof, is an Approved Financial Institution, and which instrument and any applicable assignment thereof is in form and substance satisfactory to the Lessor,

(iii) any irrevocable, "clean" letter of credit issued by an issuer that, on the date of issuance and on each date of any renewal or reissuance thereof, is an Approved Financial Institution, and which instrument is in form and substance satisfactory to the Lessor, and (iv) a repurchase agreement with a term of up to 90 days that is binding upon an Approved Financial Institution, and which agreement is in form and substance satisfactory to the Lessor.

          Common Stock--means the shares of Common Stock, $0.01 par value, of AGHC.

          Current Market Value--shall mean, as of any pertinent date: (i) as to Cash and Cash Equivalents, the face amount thereof; (ii) as to a Unit, the closing price, as set forth below, of the Common Stock for which such Unit may be exchanged (based on one Unit for one share of Common Stock), and as to shares of the Common Stock, the closing price of such shares, as reported in The Wall Street Journal for the trade date next preceding such pertinent date; and (iii) as to Other Marketable Securities, the closing price of such securities, as reported in The Wall Street Journal for the trade date next preceding such pertinent date.

          Designated Amount--shall have the meaning set forth in Section 6(a).

          Determination--shall mean a written determination of (i) the Net Worth of the Lessee, (ii) the Participating Lease Cash Flow or (iii) the Undistributed Earnings of the Lessee (as applicable), such determination to be made by the Lessee when required hereunder or at any other such times as the Lessee may elect, accompanied by a certificate of an officer of the Lessee, delivered to the Lessor and not objected to by the Lessor in writing within five business days of its receipt thereof. The Lessee shall deliver a proposed Determination to the Lessor (A) on (and as of) the date on which the Lessee proposes to make any distribution or payment (other than payments permitted under Section 5); (B) within 45 days of each calendar quarter with respect to the preceding calendar quarter and (C) within ten business days of any written request to do so from the Lessor, which request may be made at any time, but not more frequently than once in any 30-day period and in no event sooner than 30 days after the most recent Determination by the Lessee.

          FF&E Notes--shall mean those certain promissory notes dated the date hereof, in the aggregate principal amount of $315,000, given by the Lessee to the Lessor in connection with the Lessee's purchase of certain furnishings, fixtures and equipment (the "FF&E") from the Lessor, which FF&E Notes are secured, in each case, by pledges of the FF&E acquired from the Lessor.

          Form Participating Lease--shall have the meaning set forth in
Section 2.

          GAAP--shall mean, as of any pertinent date, those generally accepted United States accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board or by the Financial Accounting Standards Board or through other appropriate boards or committees thereof and which are consistently applied for all periods so as to fairly present the financial condition, results of operations and changes in financial position of any person. The term "consistently applied," as used in connection therewith, means that the accounting principles applied are consistent in all material respects to those applied at prior dates or for prior periods.

          Hotels--shall mean, as of any pertinent date or for any pertinent period, those Initial Hotels and those Additional Hotels, if any, which are then currently leased by the Lessor to the Lessee.

          Initial Hotels--shall have the meaning set forth in the Recitals.

          Initial Participating Leases--shall mean those Participating Leases covering the Initial Hotels entered into between the Lessor and the Lessee as of the Offering Date.

          Lessee--shall have the meaning set forth in the Preamble.

          Lessee Capital--shall have the meaning set forth in Section 5(a).

          Lessee Expenses--shall mean, for any applicable calendar year (and for the partial calendar year ending December 31, 1996), the sum of (i) the aggregate amount of Rent for all of the Hotels plus (ii) management fees and reimbursements payable by the Lessee to AGHI or others pursuant to the Management Arguments in connection with the day-to-day operation of the Hotels (subject to the limitations set fourth in Section 8 hereof, plus (iii) the aggregate amount of all other costs of operating the Hotels pursuant to the Participating Leases and the Management Agreements, including, without limitation, amounts payable under the Franchise Agreements relating to the Hotels plus (iv) payments under the FF&E Notes plus (v) salaries, benefits and other administrative and overhead expenses incurred by the Lessee in connection with the operation of the Hotels, in any calendar year an amount not to exceed $8,000 per Hotel leased during such calendar year and pro rated for any partial years). Lessee Expenses shall exclude amounts payable to Affiliates of the Lessee other than amounts otherwise payable pursuant to clauses (i) through (v) above and the amounts set forth on Schedule 1.

          Lessor--shall have the meaning set forth in the Preamble.

          Management Agreements--shall mean those agreements between the Lessee and AGHI or its Affiliates or others in connection with the day-to-day operation of the Hotels.

          Minimum Distribution Threshold--shall mean, as of any pertinent date, Net Worth equal to the greater of (a) 17.5% of the aggregate Rent paid under the Participating Leases during the preceding calendar year (annualized for 1996) and (b) $6,000,000.

          Net Worth--shall mean the excess of total assets over total liabilities, total assets and total liabilities each to be determined in accordance with GAAP, excluding, however, from the determination of total assets: (a) goodwill, organizational expenses, research and development expenses, trademarks, trade names, copyrights, patents, patent applications, and other similar intangibles; (b) all deferred charges that are not required to be capitalized in accordance with GAAP or unamortized debt discounts and expense; (c) treasury stock; (d) securities which are not readily marketable (other than Units); (e) any write-up in the book value of any asset resulting from a revaluation thereof, other than as recognized pursuant to the terms of this Agreement; (f) the Participating Leases; and (g) any items not included in clauses (a) through (f) above that are treated as intangibles in conformity with GAAP. All Units and Other Marketable Securities will be valued at their Current Market Value and the Current Market Value thereof will be adjusted only on the date of a Determination.

          Obligations--shall have the meaning set forth in Section 4(a).

          Offering Date--shall mean the date of the closing and funding of the Public Offering.

          Other Marketable Securities--shall mean Cash Equivalents and securities (including, without limitation, Common Stock) listed on either the New York or American Stock Exchange or quoted on The Nasdaq Stock Market's National Market System.

          Participating Lease--shall have the meaning set forth in Section 2.

          Participating Lease Cash Flow--shall mean, as of the end of each calendar year, the Lessee's income (loss) plus depreciation, amortization and other non-cash items (determined in accordance with GAAP) but exclusive of any income attributable to interest, distributions or dividends received by the Lessee during such period or income, depreciation, amortization and other non-cash items attributable to any Lessee operations that do not relate to the Participating Leases.

          Partner--shall mean each person who owns an interest in the profits, losses and distributions from the Lessee.

          Partner Collateral--shall have the meaning set forth in Section 4(a).

          Pledge Agreement--shall have the meaning set forth in Section 4(a).

          Public Offering--shall have the meaning set forth in the Recitals.

          Tax Distribution Payment--shall mean a distribution from the Lessee made to a Partner in an amount sufficient to allow such Partner to pay annual federal, state and local income taxes due on such Partner's annual taxable income from the Lessee, to be calculated for each Partner at the highest marginal rate for federal income taxes as well as state and local income taxes based on the place of residence of the Partner who resides in the state that has the highest marginal rate of all the Partners.

          Undistributed Earnings--shall mean, as of the date of any Determination, the cumulative income (loss) plus the depreciation, amortization and other non-cash items of the Lessee since the date of its inception minus all cash distributions from its date of inception through and including the date of Determination (if any) immediately preceding the date of Determination with respect to which the calculation of Undistributed Earnings is being made; provided, however, for purposes of this calculation, any income or other amounts which have not been previously distributed and which are not subject to the limitation on distributions set forth in Section 5 shall be excluded.

          Units--shall mean units of limited partnership interest in American General Hospitality Operating Partnership, L.P.

          2.  Leasing of the Hotels.  Simultaneously with entering into this
              ---------------------
Agreement, each Lessor and the Lessee have entered into an individual lease substantially in the form attached hereto as Exhibit B (the "Form Participating Lease") for each of the Initial Hotels at the Base Rent and Participating Rent specified on Exhibit C attached hereto. The Lessor and the Lessee shall also utilize the Form Participating Lease for any Additional Hotels leased by a Lessor to the Lessee and in good faith shall negotiate the Rent payable under such lease. Leases for the Initial Hotels and any Additional Hotels are hereinafter referred to as "Participating Leases".

          3.  Initial Capitalization.  On the Offering Date, the Lessee has
              ----------------------
caused or will cause its Partners to capitalize the Lessee with an aggregate of $500,000 in cash.

          4.  Collateral.
              ----------

          (a) To secure payment and performance of the Lessee's obligations under the Participating Leases (the "Obligations"), the Lessee will cause its Partners to severally guarantee to the Lessor the Obligations pursuant to a written guarantee (the "Partners' Guarantee"), in the form attached hereto as Exhibit D. Recourse under the Partners' Guarantee will be limited severally (pro rata in accordance with each Partner's partnership interest in the Lessee) to a pledge to the Lessor of an aggregate of 275,000 Units (the "Partner Collateral") pursuant to the pledge agreement (the "Pledge Agreement") in the form attached hereto as Exhibit E. For so long as Lessee is not in default under this Agreement or any Participating Lease, any distributions made with respect to the Partner Collateral shall be paid to the Partner owning such Partner Collateral.

          (b) The number of Units included as part of the Partner Collateral shall be reduced (but not increased), without duplication, (i) on a one-for-one basis for each Unit or share of Common Stock acquired by the Lessee pursuant to
Section 6, (ii) upon the contribution to the capital of Lessee by one or more of its Partners of cash or Cash Equivalents, by a number equal to the quotient of
(A) the cash or Cash Equivalents contributed divided by (B) the Current Market Value of the Units or (iii) by a number equal to the quotient of (x) the Undistributed Earnings of the Lessee (to the extent positive) and (y) the Current Market Value of a Unit.

          (c) If the number of Units subject to the Partner Collateral is reduced, the Lessor shall release the Partner Collateral from the pledge (pro rata in accordance with the number of Units that remain subject to the Pledge Agreement and shall reassign and deliver such Units to the Partner in whose name the Units are registered.

          5.  Limitation on Distributions and Other Payments.
              ----------------------------------------------

          (a) Subject to the immediately succeeding sentence, no distributions (other than distributions in the form of equity interests in the Lessee) shall, for any period, be declared, paid or set apart for payment on any equity interest in the Lessee (the "Lessee Capital"), and no Lessee Capital shall be redeemed, purchased or otherwise acquired by the Lessee for any consideration (except by conversion into or exchange for other equity interests in the Lessee), unless (i) after giving effect to such proposed distribution, the Net Worth of the Lessee equals or exceeds the Minimum Distribution Threshold (determined as of each March 31 during the term of this Agreement) and (ii) no uncured Event of Default exists under this Agreement or any Participating Lease. The foregoing restriction on distributions, redemptions, acquisitions and purchases in respect of the Lessee Capital shall not apply to (y) Tax Distribution Payments, or (z) distributions attributable to interest, distributions or dividends received by the Lessee from any cash, Cash Equivalents, Other Marketable Securities or Units held by the Lessee.

          (b) Except for distributions to Partners permitted under clause (a) and the payment of Lessee Expenses, the Lessee shall not make, directly or indirectly, any payments (for services or otherwise) to Affiliates of the Lessee unless after giving effect to such proposed payment, the Net Worth of the Lessee equals or exceeds the Minimum Distribution Threshold (determined as of each March 31 during the term of this Agreement).

          6.  Acquisition of Common Stock or Units.
              ------------------------------------

          (a) As soon as practicable after the end of each calendar year during the term of this Agreement (but in no event later than March 31), Lessee shall deliver to Lessor a Determination of Participating Lease Cash Flow during such calendar year. As soon as practicable after such Determination is made, the Lessee shall set apart, if positive, cash in an amount equal to the Participating Lease Cash Flow during the preceding calendar year minus the Tax Distribution Payments relating to such calendar year (the "Designated Amount"). The Lessee shall, periodically during the 270 day period following such Determination, acquire shares of Common Stock on the open market. Notwithstanding the foregoing, if any such purchase would violate the ownership limitations in AGHC's charter, at the option of the Lessor, the Lessee will use the Designated Amount (or the applicable portion thereof) to acquire Units in American General Hospitality Operating Partnership, L.P., at a price per Unit equal to the market price of a share of Common Stock at the time of purchase. The foregoing obligation to purchase shares of Common Stock or Units shall be suspended during any period that, in the good faith judgment of the Lessee based on the advice of independent counsel, such purchase is prohibited by applicable securities laws. If at any time the Lessee is prohibited from acquiring shares of Common Stock pursuant to the terms of AGHC's charter and the Lessor declines to exercise its option to sell the Lessee Units, the Lessee's obligation to acquire shares of Common Stock or Units with the Designated Amount (or the applicable portion thereof) that the Lessee offered to use to acquire Units shall terminate with respect to the applicable Purchase period.

          (b) Any shares of Common Stock or Units acquired pursuant to clause
(a) above may not be sold, transferred, distributed or otherwise disposed of for a period of two years following their acquisition without the prior written consent of the Lessor (other than distributions of such shares or Units to Partners in accordance with Section 5 hereof). Upon the Lessee's acquisition of any shares of Common Stock or Units pursuant to this Section 6, the Lessee shall enter into a Lock-up Agreement with the Lessor with respect to such interests in the form attached hereto as Exhibit F.

          7.  Debt to Net Worth Ratio.  The Lessee shall at all times during the
              -----------------------
term hereof maintain a ratio of total debt to Net Worth of less than or equal to 50%, exclusive of capitalized leases and the FF&E Notes.

          8.  Approval of Operators.  The Lessee shall not engage or retain any
              ---------------------
person to operate or manage any Initial Hotels or Additional Hotels other than AGHI or its Affiliates without the prior written consent of Lessor (which consent will not be unreasonably withheld). The Lessee shall not pay fees to AGHI or its Affiliates under any Management Agreement in an amount in excess of 3.5% of Adjusted Gross Revenues (as such term is defined in the Management Agreements) at a particular Hotel without the prior written consent of Lessor; provided, however, the foregoing restriction shall not apply to any reimbursements payable to AGHI or its Affiliates under such agreements. Without the prior written consent of Lessor, the Lesee shall not make any amendment to any Management Agreement that (i) alters the portion of the management fee payable thereunder that is incentive based or the basis (but not the threshold) on which such incentive based portion of such fee is earned, (ii) modifies the reimbursements or non-management fees payable thereunder, including, without limitation, amounts payable under the property level bonus plan for executive employees of AGHI or (iii) materially alters the services to be provided by the manager thereunder. The Management Agreement shall provide that (i) upon termination of the Participating Lease or termination of Lessee's right to possession of the leased property for any reason whatsoever, the Management Agreement shall terminate without liability for any payment not yet due and payable to the manager, (ii) during the continuance of any event of default under the Participating Lease or any default under the FF&E Note, no management fee otherwise due to the manager may be paid (subject to restoration upon cure of the event of default), and (iii) the payment of any management fees to the manager shall be subordinated to the payment of rent under the Participating Lease. In the event the manager under a Management Agreement takes certain actions or becomes subject to certain conditions which constitutes or, with the passage of time, will constitute an event of default under any material agreement to which the Lessee is a party, Lessee shall use commercially reasonable efforts, consistent with the Management Agreement, to timely take all action necessary to avoid the occurrence of, or to cure, such default.

          9.  Default.
              -------

          (a) A default by the Lessee shall exist under this Agreement if the Lessee shall fail to observe or perform any of its obligations under this Agreement and such failure shall continue for a period of 30 days after notice from the Lessor, unless the Lessee is promptly and diligently proceeding to cure such failure, in which case such cure period shall be extended to 180 days after such notice from the Lessor.

          (b) A default under this Agreement shall also constitute a default under each Participating Lease.

          10.  Participating Leases.  The Lessee will not assign its interest in
               --------------------
the Participating Leases (other than permitted subleases) without the prior written consent of the Lessor (which consent will not be unreasonably withheld).

          11.  Miscellaneous.
               -------------

          (a) Modification, Amendments and Waivers.  No modification, amendment
              ------------------------------------
or waiver of any provision of this Agreement shall be effective unless the same is in writing signed by all parties to this Agreement.

          (b) Notices.  All notices and other communications pursuant to this
              -------
Agreement shall be in writing and personally served or mailed as provided in
Article XXX of the Form Participating Lease.

          (c) Successors and Assigns.  The provisions of this Agreement shall be
              ----------------------
binding upon the parties hereto and all of their permitted successors and assigns and inure to the benefit of the parties hereto and their permitted successors and assigns.

          (d)  Termination.  This Agreement shall terminate at such time as all
               -----------
of the Participating Leases have terminated.

          (e)  Governing Law.  This Agreement shall be governed by the laws of
               -------------
the State of Texas, without regard to conflicts of laws.

          (f) Counterparts.  This Agreement may be signed in one or more
              ------------
counterparts, each of which shall be an original, with the same force and effect as if the signatures thereto and hereto were upon the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              LESSOR:
                              ------

                              AMERICAN GENERAL HOSPITALITY OPERATING
                              PARTNERSHIP, L.P.


                              By:  AGH GP, Inc., its general
                                     partner


                                   By:________________________________
                                             Title:


                              LESSEE:
                              ------

                              AGH LEASING, L.P.

                              By:  AGHL GP, Inc., its general
                                     partner


                              By:________________________________
                                        Title:

                                   SCHEDULE 1
                                   ----------


          1. Amounts payable to Hospitality Purchasing Services, in connection with the purchase of goods and supplies in the ordinary course consistent with past practice; provided, however, the cost of such goods and supplies does not exceed the cost of acquiring such goods and services from a third party in an arm's length transaction.

          2. Amounts payable to the Help Desk in exchange for management information services in the ordinary course consistent with past practice.

                                LIST OF EXHIBITS
                                ----------------



          Exhibit A . . . . . List of Initial Hotels
          Exhibit B . . . . . Form of Participating Lease
          Exhibit C . . . . . Schedule of Lease Payments
          Exhibit D . . . . . Form of Partners' Guarantee
          Exhibit E . . . . . Form of Pledge Agreement
          Exhibit F . . . . . Form of Lock-up Agreement

Certain exhibits of Exhibit 10.4, set forth herein (exhibits A, B and C) have not been included as exhibits to the Registration Statement. The Registrant agrees to furnish supplementally a copy of any such omitted schedule or exhibit upon request.

                                                                     Exhibit D

                          FORM OF PARTNERS' GUARANTEE

     This Partners' Guarantee dated as of July __, 1996 (this "Agreement") is executed by [__________] (the "Guarantor") is in favor of American General Hospitality Operating Partnership, L.P., a Delaware limited partnership (the "Lessor"). The Guarantor is a limited partner of the Lessee (as defined below); and is an owner of limited partnership interest ("OP Units") in the Lessor.



                                 INTRODUCTION

     The Lessor, together with AGHL Leasing, L.P., a Delaware limited partnership (the "Lessee") are parties to a Lease Master Agreement (the "Lease Master Agreement"), pursuant to which the Guarantor, as a limited partner of the Lessee, has agreed, among other things, to pledge that number of OP Units set forth on Exhibit A (the "Collateral") owned by the Guarantor pursuant to a Pledge Agreement in order to secure payment and performance, on a nonrecourse basis, of the Guaranteed Obligations (as defined below) owed to the Lessor. The recourse of the Guarantor's guarantee under this Agreement shall be limited to the Collateral.

     Therefor, in order to induce the Lessor to enter into the Lease Master Agreement and the Participating Lease (as defined below), the Guarantor hereby agrees as follows:

Section 1. Definitions. All capitalized terms not otherwise defined in this Agreement that are defined in the Lease Master Agreement shall have the meaning assigned to such terms by the Lease Master Agreement.

Section 2. Guarantee.  The Guarantor hereby unconditionally and irrevocably,
           ---------
severally, guarantees the punctual payment and performance, when due, of all liabilities and obligations of the Lessee, of any kind and description, now or hereafter existing under certain leases entered into between the Lessor and the Lessee (the "Participating Lease") (such obligations being the "Guaranteed Obligations").

Section 3. Guarantee Absolute.  The Guarantor guarantees that the Guaranteed
           ------------------
Obligations will be satisfied strictly in accordance with terms of the Participating Lease regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lessor. The liability of the Guarantor under this Agreements shall be limited to the Collateral and the Guarantor shall not have personal liability of any kind or nature with respect to the Guarantee, the Pledge Agreement, this Agreement or otherwise.

Section 4. Certain Waivers.
           ---------------

      4.01. Notice. The Guarantor hereby waives promptness, diligence, notice of
            ------
acceleration, notice of intent to accelerate, and any other notice with respect to any of the Guaranteed Obligations and this Agreement.

Section 5. Representations and Warranties. The Guarantor hereby represents and
           ------------------------------
warrants as follows:

      5.01. Authority Binding Obligation. This Agreement constitutes actual and
            ----------------------------
binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms, except as such enforceability may be qualified by equitable principles and by bankruptcy, insolvency and similar laws.

      5.02  Government Approval. No authorization or approval or other action
            -------------------
by, and no notice to or filing with, any governmental authority is required for due execution, delivery, and performance by Guarantor of this Agreement.

Section 6. Miscellaneous.
           -------------

      6.01. Addresses for Notices. All notices and other communications provided
            ---------------------
for hereunder shall be in writing, including telegraphic communication, and delivered or teletransmitted to the parties hereto at their respective addresses as set forth or to such other address as shall be designated by parties hereto in written notice to the other parties. All such notices and other communications shall be effective when delivered or teletransmitted to such addresses.

Guarantor:
- ---------

___________________________

___________________________

___________________________



Lessor:
- ------
       American General Hospital
 Operating Partnership, L.P.
3860 West Northwest Highway
Suite 300
Dallas, Texas 75220

      6.02.  Amendments, Etc. No amendment of this Agreement shall be effective
             ---------------
unless the same shall be in writing and signed by the parties hereto and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      6.03.  No Waiver: Remedies. No failure on the part of the parties hereto
             -------------------
to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

      6.04.  Continuing Guarantee: Transfer of Interest. This Agreement shall
             ------------------------------------------
create a continuing guaranty and shall be binding upon the Guarantor, its successors, and assigns, and inure, together with the rights and remedies of the Lessor and their respective successors, transferees, and assigns.

      6.05.  Governing Law.  This Agreement shall be governed by, and construed
             -------------
and enforced in accordance with , the laws of the State of Texas. The Guarantor hereby irrevocably submits to the jurisdiction of any Texas state or federal court sitting in Dallas, Texas in any action or proceeding arising out of or relating to this Agreement, and the Guarantor hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such court. The Guarantor hereby irrevocably waives, to the fullest extent it may effectively do so, any right it may have to the defense of an inconvenient forum to the maintenance of such action or proceeding. The Guarantor hereby agrees that service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made by mailing or delivering a copy of such process to the Guarantor at its address specified above. The Guarantor agrees that a final judgement in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgement or in any other manner provided by law.

      6.06. Termination.  This Agreement and the obligations of the Guarantor
            -----------
hereunder shall terminate upon the termination of the Pledge Agreement.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK]

     The Guarantor has caused this Agreement to be duly executed as of the date first above written.

                                       GUARANTOR:

                                                                    Exhibit E

                                    FORM OF
                               PLEDGE AGREEMENT
                               ----------------

     PLEDGE AGREEMENT ("AGREEMENT") dated as of July [ ], 1996 among American General Hospitality Operating Partnership L.P., a Delaware limited partnership
(the "PARTNERSHIP") and [          ] the guarantor (the "GUARANTOR") of certain
obligations of AGH Leasing, L.P. ("LESSEE") to the partnership.

     Reference is made to that certain Guarantee Agreement (the "Guarantee"), dated as of July [ ], 1996, between the Guarantor and the Partnership. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Guarantee.

                                   RECITALS
                                   --------

     A. The Partnership and the Guarantor are entering into this Agreement in connection with the Guarantee relating to the Lessee's obligations under the Participating Leases.

     B.  Guarantor is a partner in the Lessee.

     C. As a condition to the Partnership entering into the Participating Leases with the Lessee, the Guarantor has agreed to execute and deliver to the Partnership this Agreement.

     Accordingly, the parties hereby agree as follows:

     Section 1.   The Pledge.
     ---------    ----------

            (a) As collateral security for the full and timely performance of the obligations and liabilities of the Guarantor contained in the Guarantee (the "SECURED OBLIGATIONS"), Guarantor hereby transfers, conveys, pledges, hypothecates and delivers to the Partnership and its successors and assigns, and grants to the Partnership and its successors and assigns a security interest in, the following property (collectively referred to herein as the "PLEDGED COLLATERAL"):

                  (i) the units of limited partnership interest in the Partnership ("OP UNITS") issued under the Amended and Restated Agreement of Limited Partnership of the Partnership dated July [ ], 1996 (the "PARTNERSHIP AGREEMENT"), owned by Guarantor on the date hereof and identified on Exhibit A attached hereto, (collectively, the "PLEDGED OP UNITS");

                  (ii) all payments due or to become due to each pledgor arising out of, as a result of or in connection with such pledgor's ownership of the Pledged OP Units whether as dividends, distributions of cash or property or otherwise
                (collectively, the "Distributions") and all of such pledgor's rights, whether now existing or hereafter arising or acquired, to exercise all voting, consensual and other powers of ownership pertaining to such pledgor's ownership of the above items of Pledged Collateral (including, without limitation, Pledgor's rights as owner of such items of Pledged Collateral to make determinations, to exercise any election
                (including, without limitation, election of remedies) or option, to give or receive any notice, consent, amendment, waiver or approval);
                and

                      (iii)   all proceeds of any and all of the
                foregoing and all increases, substitutions, replacements, additions, and accessions thereto.

                (b) Notwithstanding anything herein or in the Lease Master Agreement or the Guarantee to the contrary, the Guarantor hereby acknowledges and agrees that (a) it is not (and at no time will be) necessary for the Partnership, in order to enforce any of its rights and remedies in respect of the Secured Obligations, to first institute or exhaust the Partnership's rights and remedies against the Lessee or any other guarantor of the Lessee's obligations under the Participating Leases, and (b) any delay in exercising, failure to exercise, or non-exercise (or partial exercise), from time to time, by the Partnership of any rights or remedies hereunder (or to insist upon strict performance) in any one or more instances shall not constitute a waiver thereof (or preclude full exercise or insistence upon strict performance thereof) in that or any other instance, and any single exercise of the Partnership's right or remedies hereunder in any one or more instances shall not preclude full exercise in any other instance.

           Section 2.   Dividends and Other Distributions. So long as no breach
           ---------    ---------------------------------
of the Secured Obligations shall have occurred and be continuing (an "EVENT OF DEFAULT"), all cash distributions and dividends payable in respect of the Pledged Collateral shall be paid to the Guarantor; provided, that all cash
                                                   --------
distributions and dividends payable in respect of the Pledged Collateral which are determined by the Partnership in its reasonable discretion to represent in whole or in part an extraordinary or liquidating distribution shall be paid, to the extent so determined to represent an extraordinary or liquidating distribution, to the Partnership and retained by it in a separate interest bearing account as part of the Pledged Collateral. The Partnership shall also be entitled to receive directly, and to retain as part of the Pledged Collateral to be held and applied in the manner set forth in this Agreement;

                      (i)   all additional stock, partnership
                interests or other securities or property (other than cash) paid or distributed by way of dividend or otherwise in respect of the Pledged Collateral;

                      (ii)  all additional stock, partnership
                interests or other securities or property (including cash) paid or distributed in respect of the Pledged Collateral by way of stock-split, spin-off, split-up, reclassification, combination of partnership interests or shares or similar rearrangement; and

                       (iii) all additional stock, partnership interests or other securities or property (including cash) which may be paid in respect of the Pledged Collateral by reason of any consolidation, merger, exchange of stock or interests, conveyance of assets, liquidation or similar corporate or partnership reorganization.

      Section 3.   Voting Power. So long as no Event of Default exists, the
      ---------    ------------
pledgors shall be entitled to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Collateral, provided that no vote shall
                                                   --------
be cast nor any approval, consent, waiver or ratification given, nor any power pertaining to the Pledged Collateral exercised, nor any other action taken, which would violate or be inconsistent with the terms of this Agreement. If an Event of Default occurs and is continuing, the Partnership shall have the sole and exclusive right to exercise all voting, consensual and other powers of ownership pertaining to the Pledged Collateral.

      Section 4.   Events of Default and Remedies.
      ---------    ------------------------------

             (a) During any period in which an Event of Default shall have occurred and be continuing, the Partnership shall have the following rights regarding the Pledged Collateral: (i) the Partnership shall have all of the rights and remedies with respect to the Pledged Collateral of a secured party under the Uniform Commercial Code, as is in effect from time to time in the State of Texas, and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the fullest extent permitted by law, to exercise all voting, and other powers of ownership pertaining to the Pledged Collateral as if the Partnership were the sole and absolute owner thereof (and the pledgors under this Agreement agree to take all reasonable actions as may be appropriate to give effect to such rights); (ii) the Partnership in its discretion may, in its name or the name of the Guarantor or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Pledged Collateral, but shall be under no obligation to do so; and (iii) the Partnership may, upon 10 business days' written notice to the Guarantor under this Agreement of the time and place, sell, assign or otherwise dispose of all or any part of the Pledged Collateral, at such place or places as the Partnership deems best, and for cash, credit or future delivery (without thereby assuming any credit risk), without demand or performance or further notice of intention to effect such disposition or the time or place thereof (except such notices which are required by applicable statute and cannot be waived); and, further, the Partnership or anyone else who may be the purchaser, the lessee, transferee or assignee of any or all of the Pledged Collateral so disposed of shall thereafter hold the same absolutely free from any claim or right or whatsoever kind, including any right or equity of redemption (statutory or otherwise).

     The proceeds of each collection, sale or other disposition under this Section shall be applied in accordance with Section 9 hereof.

     The Guarantor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "SECURITIES ACT"), and applicable state securities laws ("BLUE SKY LAWS"), the Partnership may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to make sales of such Pledged Collateral to purchasers who have agreed, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Guarantor acknowledges that such sales may be at prices and on terms less favorable to the Partnership than those obtainable through a public sale without such restrictions, and notwithstanding such circumstances, agree that any such sale shall be deemed to have been made in a commercially reasonable manner. The Guarantor acknowledges and agrees that, subject to compliance with the Securities Act and Blue Sky Laws, under no circumstances will the Partnership be required to register any of the Pledged Securities under the Securities Act or any Blue Sky Laws.

     The Guarantor hereby appoints the Partnership, effective during the continuance of an Event of Default, as the Guarantor's attorney-in-fact, with full power of substitution for the purposes specified in, or contemplated by, this Agreement. Such appointment is irrevocable and coupled with an interest. As attorney-in-fact, the Partnership may (in addition to the actions specified in other provisions of this Agreement), in the name, place and stead of any pledgor, make and execute all convenyances, assignments and transfers of the Pledged Collateral sold pursuant hereto, and such Guarantor hereby ratifies and confirms all that the Partnership, as attorney-in-fact, shall do by virtue hereof. Nevertheless, such Guarantor shall, if so requested by the Partnership, ratify and confirm any sale or sales by executing and delivering to the Partnership, or to such purchaser or purchasers, all such instruments as may, in the judgment of the Partnership, be advisable for the purpose.

     Section 5.  Certain Representations and Warranties.  The Guarantor hereby
     ---------   --------------------------------------
represents and warrants to the Partnership as follows:

            (i) the Guarantor is the legal, record and beneficial owners of, and have good and marketable title to, the Pledged Collateral, subject to pledge, claim, lien, security interest, charge, option or other encumbrance (a "LIEN") except for (A) the security interest created by this Agreement and (B) restrictions on transfer under the Securities Act and Blue Sky Laws;

            (ii) the Pledged Collateral has been duly and validly issued and is fully paid and non-assessable and such Pledged Collateral is not subject to any options to purchase or similar rights except those in favor of the Operating Partnership;

            (iii) this Agreement creates, in favor of the Operating Partnership and as security for the Secured Obligations, a valid and enforceable perfected lien on the Pledged Collateral;

      (iv) to the best of their knowledge after consultation with counsel, no consent, filing, recording or registration, other than the filing of Uniform Commercial Code financing statements, is required to perfect the lien purported to be created by this Agreement against the Pledged Collateral;

      (v) the execution, delivery and performance of this Agreement will not (a) violate any provision of any applicable law or regulation of any governmental body, violate any provision of any mortgage, indenture, lease, contract, pledge or other instrument or undertaking to which Guarantor is a party or which purports to be binding upon Guarantor or any of his assets, or (b) result in the creation or imposition of any Lien on any assets of Guarantor except the Lien created by this Agreement; and

      (vi) the residence of Guarantor is as follows:[                        ]

Section 6. Covenants of the Guarantor. The Guarantor covenants and agrees with
- ---------  --------------------------
the Partnership as follows:

      (i) he will defend the Partnership's right, title, claim or possession and Lien in and to the Pledged Collateral against the claims and demands of all Persons;

     (ii) he will pay and discharge all Liens, charges, claims, taxes and other governmental charges, and all contractual obligations requiring the payment of money, before such become overdue, that may affect the Pledged Collateral or any part thereof, unless (but only to the extent that) such payment is being contested in good faith in accordance with law;

    (iii) he will not, without the prior written consent of the Partnership (which consent shall not be unreasonably withheld), amend or modify, or consent to the amendment or modification of, the organizational documents of the Lessee;

      (iv) he will join with the Partnership in executing and file and refile under the Uniform Commercial Code such financing statements, continuation statements and other documents in such offices as the Partnership may reasonably deem necessary or desirable and wherever required or permitted by law in order to perfect and preserve the Partnership's security interest in the Pledged Collateral and hereby authorizes the Partnership to file financing statements and amendments thereto relative to all or any part of the Pledged Collateral without the signature of such pledgor where permitted by law, and agrees to do such further acts and things and to make, execute and deliver to the Partnership such additional conveyances, assignments, agreements, instruments and financing statements as the Partnership may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Partnership its rights, powers and remedies hereunder, and if any pledgor shall fail to execute any such additional conveyances, assignments, agreements, instruments or financing statements, the Partnership, as attorney-in-fact for such pledgor may in the name, place and stead of such pledgor, make, execute and deliver any of the foregoing; and

            (v) notify the Partnership in writing forty-five (45) business days prior to the date any pledgor changes its principal place of business or principal residence in the event such pledgor is an individual, which notice shall set forth the full and complete new principal place of business or principal residence, as the case may be, of such pledgor.

      Section 7.   Marshalling. The Partnership shall not be required to
      ---------    -----------
marshall any present or future security for (including, but not limited to this Agreement or any collateral pledged hereunder), or guaranties of, the Secured Obligations of any pledgorm, or to resort to such security or guaranties in any particular order; and all of its rights hereunder, and in respect of such security and guaranties shall be cumulative and in addition to all other rights hereunder, however existing or arising. To the extent that any pledgor may lawfully do so, each pledgor hereby agree not to invoke any law relating to the marshalling of collateral which may cause delay and/or impede the enforcement of any of the Partnership's rights under this Agreement, or any other instrument evidencing any of the obligations under this Agreement or under which any of such obligations is outstanding or by which any of such obligations is secured or guarantied, and to the extent that such pledgor may lawfully do so, each pledgor hereby irrevocably waives the benefit of all such laws.

      Section 8. Deficiency. If the proceeds of sale, collection or realization
      ---------  ----------
of or upon the Pledged Collateral pursuant to Section 4 hereof are insufficient to cover the cost and expenses of such realization and the payment in full of the Secured Obligations, the pledgor shall not be liable for any amounts which exceed the Pledged Collateral. The Partnership may not collect from the Pledged Collateral more than the Secured Obligations plus costs and expenses of realizing on such Pledged Collateral.

      Section 9. The Guarantors' Obligations Not Affected. The obligations of
      ---------  ----------------------------------------
each pledgor hereunder shall remain in full force and effect and shall not be impaired by:
            (a)   any bankruptcy or insolvency of any other pledgor;

            (b) any amendment to or modification of any instrument (other than this Agreement) securing any of the Secured Obligations;

            (c) the taking of additional security for, or any guaranty of, any of the Secured Obligations or the release or discharge or termination of any security or guaranty for any of the Secured Obligations; or

            (d) the lack of enforceability of any of the Secured Obligations against any pledgor or any other person.

     Section 10. Application of Proceeds. Except as otherwise expressly provided
     ----------  -----------------------
in Section 8 herein, the proceeds of any collection, sale or other realization of any or any part of the Pledged Collateral pursuant hereto shall be applied by the Partnership: first, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Partnership and the reasonable fees and expenses of its agents and counsel; second, to the payment in full of the Secured Obligations; and finally, to the payment to the pledgors (in accordance with their interests in the Pledged Collateral), or their heirs, executives, administrators, successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

     As used in this Section 10, "THE PROCEEDS" of the Pledged Collateral shall mean cash, securities and other property realized.

     Section 11. Perfection. The Guarantor shall deliver to the Partnership (i)
     ----------  ----------
to the extent that the Pledged Collateral are certificated securities, the certificates representing the Pledged Collateral accompanied by undated stock or other similar powers duly endorsed in blank, (ii) such Uniform Commercial Code financing statements, executed by the applicable pledgor and in a form ready for filing, as may be necessary or desirable to perfect the first priority security interests in the Pledged Collateral granted to the Partnership pursuant to this Agreement and (iii) satisfactory evidence that all other filings, recordings, registrations and other actions the Partnership deems necessary or desirable to establish, preserve and perfect the security interests granted to the Partnership pursuant to this Agreement shall have been made.

     Section 12. Transfer. Etc. Without the prior written consent of the
     ----------  -------------
Partnership the pledgors will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or pledge or grant any security interest in or otherwise encumber any of the Pledged Collateral or any interest therein, except for the pledge provided for in this Agreement.

     Section 13. Termination. The security interest in the Pledged Collateral
     ----------  -----------
granted to the Partnership as security for the Secured Obligations shall be released, from time to time, in accordance with the Lease Master Agreement (each a "RELEASE DATE"). On the applicable Release Date, the Partnership shall forthwith cause to be assigned, transferred and delivered, against receipt, the applicable portion of the Pledged Collateral and any money received in respect of, to or in the order of the applicable pledges.

     Section 14. Further Assurances. The Guarantor will from time to time
     ----------  ------------------
execute and deliver to the Partnership all such other and further instruments and documents and take or cause to be taken all such other and further actions as the Partnership may reasonably request in order to effect and confirm more securely in the Partnership all rights contemplated in this Agreement.

     Section 15. Miscellaneous.
     ----------  -------------

             (a)  Waiver, etc. No act, failure or delay by the Partnership shall
                  -----------
constitute a waiver of its rights, powers or remedies hereunder or otherwise. No single or partial waiver by the Trust or any of its agents of any default or right or remedy which it may have shall constitute a waiver of any other default, right or remedy or of the same default, right or remedy on a future occasion. The pledgors hereby waive presentment, notice of dishonor and protest of all instruments and any and all other notices and demands whatsoever (except as expressly provided herein). The remedies herein are cumulative and are not so exclusive of any other remedies which may be provided by law.

         (b)  Governing Law. This Agreement shall be governed by, and construed
              -------------
in accordance with, the laws of the State of New York, without giving effect to the conflicts of law principles thereof.

         (c) All communications herein provided shall be in writing and shall be sufficient if sent by United States mail, registered or certified, delivered by messenger, overnight courier, telex or telefax, addressed as follows:

         If to the Partnership:

         American General Hospitality
         Operating Partnership, L.P.
         3860 West Northwest Highway
         Suite 3860
         Dallas, Texas 75220
         Attention: General Partner

         If to pledgor:

         _____________________________________
         _____________________________________
         _____________________________________
         _____________________________________

or such other addresses where any party may receive any such communication or notice as may be designated by written notice to the other parties. Any notice given pursuant to this Section to effect a change of address shall be effective when received.

         (d)  Successors and Assigns. This Agreement and all obligations of the
              ----------------------
pledgors herein shall be binding upon the heirs, executives, successors and assigns of the pledgors and shall, together with the rights and remedies of the Partnership, insure to the benefit of the Partnership and its successors and assigns.

         (e)  Severability. If any term in this Agreement shall be held to be
              ------------
invalid or illegal or unenforceable in any respect, the validity of all other terms hereof shall be in no way affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.

          (f)  Exclusive Agreement. This Agreement supersedes all prior
               -------------------
agreements among the parties with respect to its subject matter and is intended as a complete and exclusive statement of the terms of the Agreement among the parties.

          (g)  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, all of which taken together shall constitute one and the same instrument and any other parties hereto may execute this Agreement by signing any such counterparts.

          IN WITNESS WHEREOF, American General Hospitality Operating Partnership, L.P. and Pledgor have caused this Agreement to be duly executed as of the date first above written.

                                       AMERICAN GENERAL HOSPITALITY
                                       OPERATING PARTNERSHIP, L.P.
                                       ----------------------------

                                       AGH GP, INC., its general partner


                                       By:   ___________________________________
                                             Name:
                                             Title:

                                       PLEDGOR
                                       -------



                                       _________________________________________


                          (signature pages continued)

                         EXHIBIT A TO PLEDGE AGREEMENT


          The number of OP Units issued under the Partnership Agreement owned by the Pledgor, on the date hereof and which are subject to this Agreement:


     ________________________                                              _____

                                                                       EXHIBIT F



                          [FORM OF LOCK-UP AGREEMENT]

                               AGH LEASING, L.P.



                                 ____ __, 1996



AMERICAN GENERAL HOSPITALITY CORPORATION
3860 West Northwest Highway
Dallas, Texas  75220

SMITH BARNEY INC.
LEGG MASON WOOD WALKER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
THE ROBINSON-HUMPHREY COMPANY, INC.
c/o SMITH BARNEY INC.
388 Greenwich Street
New York, NY  10013

Dear Sirs:

     In accordance with the terms of the Lease Master Agreement, between American General Hospitality Operating Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), and AGH Leasing, L.P., a Delaware limited partnership (the "Lessee"), the Lessee agreed to periodically acquire shares of Common Stock, $0.01 par value per share of American General Hospitality Corporation, a Maryland corporation (the "Common Stock"), and units of limited partnership interests in the Operating Partnership (the "OP Units"). In consideration of the execution of the Lease Master Agreement, the undersigned, in exchange of and for other good and valuable consideration, hereby irrevocably agrees that without the prior written consent of Smith Barney Inc. and the Company, the undersigned will not (and, except as may be disclosed in the Prospectus, will not announce or disclose any intention to) sell, offer to sell, solicit an offer to buy, contract to sell, grant any option to purchase, or otherwise transfer or dispose of, any shares of Common Stock, or any securities convertible into or exercisable or exchangeable for Common Stock, including any OP Units owned by the undersigned, for a period of twenty-four
(24) months after the date of acquisition of such shares of Common Stock or OP Units, as the case may be. Prior to the expiration of such period, the undersigned will not publicly announce or disclose

AMERICAN GENERAL HOSPITALITY CORPORATION
AND
SMITH BARNEY INC.
LEGG MASON WOOD WALKER INCORPORATED
PRUDENTIAL SECURITIES INCORPORATED
THE ROBINSON-HUMPHREY COMPANY, INC.
____ __, 1996
Page 2

any intention to do anything after the expiration of such period that the undersigned is prohibited, as provided in the preceding sentence, from doing during such period.

     The undersigned agrees that the provisions of this agreement shall be binding also upon the successors, assigns, heirs and personal representatives of the undersigned.

     In furtherance of the foregoing, the Company and Continental Stock Transfer & Trust Company, its Transfer Agent, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this letter agreement.

                              Very truly yours,


                              AGH LEASING, L.P.

                              By  AGHL GP, Inc.,
                                  its general partner


                              ----------------------------------
                              Name:
                              Title: